                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    Form 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

                                SEPTEMBER 3, 1995
                        (Date of earliest event reported)



                                  CLARCOR INC.
             (Exact name of registrant as specified in its charter)



     DELAWARE                  0-3801             36-0922490
     (State or other           (Commission        (IRS Employer
     jurisdiction of           File Number)       Identification No.)
     incorporation)


     2323 SIXTH STREET, P.O. BOX 7007, ROCKFORD, ILLINOIS   61125
     (Address of principal executive offices)               (Zip Code)


     815-962-8867
     (Registrant's telephone number,
     including area code)

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Item 5.  Other Events

As of September 3, 1995, CLARCOR Inc. purchased the assets which comprise the filtration business of Hastings Manufacturing Company.

Reference is made to Exhibit 1 hereto, which is a press release issued by CLARCOR Inc. on September 5, 1995, for additional details and information.








                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        CLARCOR INC.
                                        (Registrant)





September 5, 1995                       By /s/ Lawrence E. Gloyd
                                           ---------------------
                                           Lawrence E. Gloyd
                                           Chairman of the Board &
                                           Chief Executive Officer